A no-load mutual fund family of domestic funds

PROSPECTUS
October 26, 2007 as revised May 16, 2008

AGGRESSIVE INVESTORS 1
(Closed to New Investors)

AGGRESSIVE INVESTORS 2

ULTRA-SMALL COMPANY
(Closed)

ULTRA-SMALL COMPANY MARKET

MICRO-CAP LIMITED
(Closed to New Investors)

SMALL-CAP GROWTH

SMALL-CAP VALUE

LARGE-CAP GROWTH

LARGE-CAP VALUE

BLUE CHIP 35 INDEX

BALANCED

www.bridgeway.com

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded “translation” boxes is intended to help you understand or interpret other information presented nearby.

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BRIDGEWAY FUNDS, INC.

Prospectus October 26, 2007

The Funds

Bridgeway Funds, Inc. (“Bridgeway Funds” or “Funds”) is a no-load diversified mutual fund family of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

Suitability

All eleven Funds:

•	are designed for investors with long-term goals in mind.
•	strongly discourage short-term trading of shares.
•	offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the “Adviser” or “Bridgeway Capital Management”).
•	offer you the opportunity to diversify your investments.
•	carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.
•	are not bank deposits and are not guaranteed or insured.

Commodity Exchange Act

Bridgeway Funds has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

2	Prospectus | October 26, 2007

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Investment Objective: The Aggressive Investors 1 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden than less actively managed funds. The Fund may invest in stocks for which there is relatively low market liquidity, as periodically determined by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•	purchasing and selling futures and options on individual stocks and stock indexes, as well as commodity futures and options,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 25% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe).

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 49 and 67. The top ten stocks have sometimes accounted for almost half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

Principal Risk Factors: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

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AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Since the Fund invests in companies of any size and because there are a larger number of small and less liquid companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss on such positions, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund’s net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million (see page 81, “Closed Fund Status Definitions”). The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

4	Prospectus | October 26, 2007

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 19.52%.

Best Quarter: Q4 99, +69.34%            Worst Quarter: Q3 98, -23.28%

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Years	10 Years
Aggressive Investors 1 Fund
Return Before Taxes	7.11%	11.76%	18.53%
Return After Taxes on Distributions[1]	5.55%	11.06%	17.02%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.76%	10.25%	16.04%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	15.79%	6.19%	8.41%
Russell 2000 Index[3] (reflects no deductions for fees, expenses or taxes)	10.37%	11.39%	9.44%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

3 The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

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AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 1 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	1.51%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.18%
Total Annual Fund Operating Expenses	1.69%
Fee Waiver[4]	0.00%
Net Expenses	1.69%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.80%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 1 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$172	$533	$918	$1,998

6	Prospectus | October 26, 2007

AGGRESSIVE INVESTORS 1 FUND

BRAGX (Closed to New Investors)

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Aggressive Investors 1 Fund

	For the Year Ended June 30,
	2007	2006	2005		2004		2003
Per Share Data
Net asset value, beginning of year	$61.90	$56.60	$49.43		$39.94		$36.51

Income from investment operations:
Net investment loss^	(0.43)	(0.42)	(0.26)		(0.58)		(0.27)
Net realized and unrealized gain (loss)	6.41	12.23	7.43		10.07		3.70

Total from investment operations	5.98	11.81	7.17		9.49		3.43

Less distributions to shareholders:
Net realized gain	(5.98)	(6.51)	—		—		—

Total distributions	(5.98)	(6.51)	—		—		—

Net asset value, end of year	$61.90	$61.90	$56.60		$49.43		$39.94

Total Return	10.79%	21.79%	14.51%		23.76%		9.40%
Ratios & Supplemental Data
Net assets end of year (‘000’s)	$367,958	$438,592	$368,886		$353,684		$281,375
Ratios to average net assets:
Expenses	1.72%	1.58%	1.58%		1.74%		1.90%
Net investment loss	(0.75% )	(0.69% )	(0.51%	)	(1.24%	)	(0.81%	)
Portfolio turnover rate	114.8%	127.6%	155.0%		150.7%		138.0%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Investment Objective: The Aggressive Investors 2 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. Although the Aggressive Investors 2 Fund can invest in stocks of any size, the Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•	leveraging (borrowing up to 50% of its net assets from banks),
•	purchasing and selling futures and options on individual stocks and stock indexes, as well as commodity futures and options,
•	entering into short-sale transactions (up to 20% of its total assets),
•	investing up to 25% of its total assets in a single company,
•	investing up to 15% of its total assets in foreign securities (as defined below), and
•	short-term trading (buying and selling the same security in less than a three-month timeframe).

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data for the fiscal years since inception, the number of companies in the Fund has been between 55 and 82. The top ten stocks have sometimes accounted for almost half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Differences Between Aggressive Investors 2 Fund and Aggressive Investors 1 Fund: The Aggressive Investors 2 Fund became operational on October 31, 2001. The Aggressive Investors 1 Fund became operational on August 5, 1994. Bridgeway Funds’ Board of Directors voted to close Aggressive Investors 1 Fund to new investors at $275 million in net assets so that it would remain more “nimble” (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

The investment objective of both Funds is identical, and the investment strategies are very similar. However, the execution of the strategy can be different. For instance, while each Fund may invest in stocks of any size, the Aggressive Investors 2 Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on measures of the stock’s trading volume. This could put Aggressive Investors 2 Fund at a disadvantage relative to Aggressive Investors 1 Fund over the long-term. In the long term, the Adviser expects Aggressive Investors 2 Fund to have lower turnover, slightly lower volatility and commensurately lower average annual return. This could take years to demonstrate, or may never happen. The reverse also can be true (higher returns) during the periods of time when large companies dominate in performance, which occurred during the fiscal year ended June 30, 2007. There is no guarantee of favorable, or even positive returns with either Fund.

Principal Risk Factors: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

manage risk. Using futures and options could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 25.87%.

Best Quarter: Q2 03, +30.62%            Worst Quarter: Q3 02, -18.73%

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Year	Since Inception (10/31/01)
Aggressive Investors 2 Fund
Return Before Taxes	5.43%	11.13%	11.61%
Return After Taxes on Distributions[1]	5.10%	10.98%	11.47%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.99%	9.72%	10.16%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	15.79%	6.19%	7.69%
Russell 2000 Index[3] (reflects no deductions for fees, expenses or taxes)	18.37%	11.39%	13.93%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

3 The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index.

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 2 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.98%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.21%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver[4]	0.00%
Net Expenses	1.19%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.75%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 2 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$121	$378	$654	$1,443

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AGGRESSIVE INVESTORS 2 FUND

BRAIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years or periods shown below was audited by the Fund’s previous auditors.

Aggressive Investors 2 Fund

	For the Year Ended June 30,
	2007	2006	2005		2004		2003
Per Share Data
Net asset value, beginning of period	$17.55	$14.72	$12.75		$10.28		$10.25

Income from investment operations:
Net investment loss^	(0.07)	(0.05)	(0.04)		(0.09)		(0.09)
Net realized and unrealized gain	2.94	3.22	2.01		2.56		0.12

Total from investment operations	2.87	3.17	1.97		2.47		0.03

Less distributions to shareholders:
Net realized gain	(0.37)	(0.34)	—		—		—

Total Distributions	(0.37)	(0.34)	—		—		—

Net asset value, end of period	$20.05	$17.55	$14.72		$12.75		$10.28

Total Return	16.68%	21.65%	15.45%		24.03%		0.29%
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$650,939	$585,262	$156,053		$110,395		$22,107
Ratios to average net assets:
Expenses	1.22%	1.12%	1.37%		1.58%		1.90%
Net investment loss after waivers and reimbursements	(0.38% )	(0.26% )	(0.33%	)	(1.13%	)	(1.05%	)
Portfolio turnover rate	123.9%	89.1%	148.4%		151.5%		143.2%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

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ULTRA-SMALL COMPANY FUND

BRUSX (Closed)

Investment Objective: The Ultra-Small Company Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 10 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2007, the stocks in this group generally had a market capitalization of less than $363 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 20 to 3,000 employees, produce annual revenues of $3 million to $600 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: The Fund is closed to all investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds’ Board of Directors votes to reopen the Fund. The Fund closed to current shareholders on December 10, 2001 when assets exceeded $55 million. This size limitation is intended to keep the Fund “nimble” in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

Principal Risk Factors: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater

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ULTRA-SMALL COMPANY FUND

BRUSX (Closed)

volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Ultra-small companies may:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment, but ultra-small companies may be more susceptible to this risk following their strong relative returns from 2000 to 2004. Based on historical data, such periods of underperformance may last six years or more.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Who Should Invest: The Fund is closed to all investors (see page 81, “Closed Fund Status Definitions”). For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

www.bridgeway.com	15

ULTRA-SMALL COMPANY FUND

BRUSX (Closed)

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultrasmall companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 4.56%.

Best Quarter: Q2 03, +34.57%            Worst Quarter: Q3 98, -27.21%

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Years	10 Years
Ultra-Small Company Fund
Return Before Taxes	21.55%	24.80%	21.75%
Return After Taxes on Distributions[1]	18.14%	21.59%	18.84%
Return After Taxes on Distributions and Sale of Fund Shares[1]	18.63%	21.14%	18.38%
CRSP Cap-based Portfolio 10 Index[2] (reflects no deductions for fees, expenses or taxes)	19.42%	22.19%	16.18%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,790 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

16	Prospectus | October 26, 2007

ULTRA-SMALL COMPANY FUND

BRUSX (Closed)

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees	0.90%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.16%
Total Annual Fund Operating Expenses	1.06%
Fee Waiver[4]	0.00%
Net Expenses	1.06%

1 All figures in this table are expressed as a percentage of total net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 2.00%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$108	$337	$585	$1,294

www.bridgeway.com	17

ULTRA-SMALL COMPANY FUND

BRUSX (Closed)

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Ultra Small Company Fund

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$42.42	$38.44	$40.97	$32.93	$28.83

Income from investment operations:
Net investment loss^	0.12	(0.15)	(0.10)	(0.33)	(0.21)
Net realized and unrealized gain	3.37	9.23	6.69	13.66	7.99

Total from investment operations	3.49	9.08	6.59	13.33	7.78

Less distributions to shareholders:
Net realized gain	(8.26)	(5.10)	(9.12)	(5.29)	(3.68)

Total distributions	(8.26)	(5.10)	(9.12)	(5.29)	(3.68)

Net asset value, end of year	$37.65	$42.42	$38.44	$40.97	$32.93

Total Return	9.12%	25.58%	15.37%	40.88%	32.00%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$137,236	$132,193	$110,634	$101,233	$77,450
Ratios to average net assets:
Expenses	1.09%	1.09%	1.12%	1.15%	1.29%
Net investment loss	0.31%	(0.37% )	(0.25% )	(0.84% )	(0.82% )
Portfolio turnover rate	105.9%	100.8%	85.9%	71.1%	56.1%

^ Per share amounts calculated based on the average daily shares outstanding during the period.

18	Prospectus | October 26, 2007

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Investment Objective: The Ultra-Small Company Market Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the “Index”) published by the University of Chicago’s Center for Research in Security Prices (“CRSP”) over longer time periods. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. The Adviser invests in a representative sample of the companies included in the Index. In choosing stocks for the Fund, the Adviser seeks to approximate the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. For purposes of the Fund’s investments, “ultra-small companies” are defined as those: (i) companies that have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Index as defined by CRSP. A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2007, the stocks in this group generally had a market capitalization of less than $363 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 20 to 3,000 employees, produce annual revenues of $3 million to $600 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The Fund had a positive return in each of the last nine fiscal years. However, by paying close attention to trading, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

www.bridgeway.com	19

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Ultra-small companies may:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will under-perform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund’s total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of the following reasons:

•	operating expenses cut into returns,
•	transaction costs reduce returns,
•	the Fund does not own all of the roughly 1,800 companies that comprise the Index, and
•	the Fund’s tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

Who Should Invest: The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

20	Prospectus | October 26, 2007

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 1.48%.

Best Quarter: Q2 03, +30.87%            Worst Quarter: Q3 98, -22.85%

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Years	Since Inception (7/31/97)
Ultra-Small Company Market Fund
Return Before Taxes	11.48%	21.27%	16.49%
Return After Taxes on Distributions[1]	11.00%	21.00%	16.31%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.88%	18.88%	14.93%
CRSP Cap-based Portfolio 10 Index[2] (reflects no deductions for fees, expenses or taxes)	19.42%	22.19%	15.60%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of approximately 1,800 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

www.bridgeway.com	21

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Market Fund Fee Table1

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[2]	0.00% - 2.00%
Exchange Fees	None

Annual Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) [and / or service] Fees[3]	0.00%
Other Expenses[4]	0.15%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver[5]	0.00%
Net Expenses	0.65%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 A 2% redemption fee may be charged for redemptions in a down market or for shares held less than six months, subject to a maximum combined redemption fee of 2%. Such redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind. See page 24 for details.

3 The Adviser pays all distribution (12b-1) fees.

4 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

5 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.75%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Market Fund Expense Example1

	1 Year	3 Years	5 Years	10 Years
Expenses	$66	$208	$362	$810

1 This table is based on last year’s expenses. If a shareholder redeems within six months of purchase, he or she may pay an additional $205 in early redemption fees. Separately, if a shareholder redeems in a down market and the Board of Directors vote to impose a redemption fee of 2.0%, the expenses will be $275, $435, $610, and $1,117.

22	Prospectus | October 26, 2007

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Ultra Small Company Market Fund

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$18.94	$16.96	$16.14	$10.98	$8.70

Income from investment operations:
Net investment income (loss)^	0.10	0.05	0.02	0.02	(0.03)
Net realized and unrealized gain	1.76	2.48	0.97	5.16	2.31

Total from investment operations	1.86	2.53	0.99	5.18	2.28

Less distributions to shareholders:
Net investment income	(0.08)	(0.03)	(0.03)	—	—
Net realized gain	(0.37)	(0.53)	(0.15)	(0.04)	—

Total distributions	(0.45)	(0.56)	(0.18)	(0.04)	—

Paid-in-capital from redemption fees	0.01	0.01	0.01	0.02	—

Net asset value, end of year	$20.36	$18.94	$16.96	$16.14	$10.98

Total Return	10.08%	15.13%	6.12%	47.41%	26.21%	+
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$1,162,416	$1,087,750	$593,883	$816,748	$312,041
Ratios to average net assets:
Expenses after waivers and reimbursements	0.67%	0.65%	0.73%	0.67%	0.75%
Expenses before waivers and reimbursements	0.67%	0.65%	0.73%	0.67%	0.85%
Net investment income (loss) after waivers and reimbursements	0.53%	0.27%	0.15%	0.11%	(0.14%	)
Portfolio turnover rate	33.6%	26.5%	13.0%	19.4%	17.7%

+ Total return would have been lower had various fees not been waived during the year.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

www.bridgeway.com	23

ULTRA-SMALL COMPANY MARKET FUND

BRSIX

Ultra-Small Company Market Fund Redemption Fee: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. A 2% redemption fee may be charged to shareholders who redeem within six months of a purchase or in a down market (as described below), subject to a maximum combined redemption fee of 2%.

The Bridgeway Funds’ Board of Directors reserves the right to impose a 2% redemption fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks without dividends reinvested, was down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday’s net asset value.

Implementation of the potential fee during a down market will be communicated to shareholders both on Bridgeway Funds’ website, www.bridgeway.com and the outgoing message of its phone system (800-661-3550). The Fund or its agent will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

For shares that are held through a financial intermediary, in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts.

Redemption fees accrue to the Fund itself, not to the Adviser. Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

24	Prospectus | October 26, 2007

MICRO-CAP LIMITED FUND

BRMCX (Closed to New Investors)

Investment Objective: The Micro-Cap Limited Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. For purposes of the Fund’s investments, “micro-cap companies” are defined as those: (i) companies that have a market capitalization the size of the second and third smallest 10% of companies listed on the New York Stock Exchange; or (ii) companies with a capitalization that falls within the range of capitalization of companies included in the Cap-Based Portfolio 8 Index or Cap-Based Portfolio 9 Index as defined by the University of Chicago’s Center for Research in Security Prices (“CRSP”). A majority of the stocks in the Fund are listed on NASDAQ. On June 30, 2007, the stocks in this group generally had a market capitalization between $363 million and $1.13 billion. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small cap but larger than ultra small. Companies this size typically have 100 to 9,000 employees, produce annual revenues of $40 million to $2 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: The Fund is closed to new investors (see page 81, “Closed Fund Status Definitions”). It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds’ Board of Directors votes to re-open the Fund. This feature is crucial to the Fund’s “focus” of investing in a smaller number of companies. Closing at a very low level of assets is also intended to keep the Fund “nimble,” enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

www.bridgeway.com	25

MICRO-CAP LIMITED FUND

BRMCX (Closed to New Investors)

Principal Risk Factors: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Micro-cap companies may:

•	have limited resources for expanding or surviving in a newly competitive environment,
•	lack depth of management,
•	have a limited product line, and
•	be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

For current shareholders, the Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

26	Prospectus | October 26, 2007

MICRO-CAP LIMITED FUND

BRMCX (Closed to New Investors)

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was -1.87%.

Best Quarter: Q2 99, 35.74%            Worst Quarter: Q3 02, -20.71%

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year		5 Years	Since Inception (6/30/98)
Micro-Cap Limited Fund
Return Before Taxes	(2.34%	)	12.77%	17.88%
Return After Taxes on Distributions[1]	(5.30%	)	9.86%	15.50%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.56%		10.28%	15.18%
CRSP Cap-based Portfolio 9 Index[2] (reflects no deductions for fees, expenses or taxes)	17.16%		13.51%	11.99%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of approximately 650 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index.

www.bridgeway.com	27

MICRO-CAP LIMITED FUND

BRMCX (Closed to New Investors)

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Micro-Cap Limited Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.56%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.23%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver[4]	0.00%
Net Expenses	0.79%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.85%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Micro-Cap Limited Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$81	$252	$439	$978

28	Prospectus | October 26, 2007

MICRO-CAP LIMITED FUND

BRMCX (Closed to New Investors)

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Micro Cap Limited Fund

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$11.10	$11.09	$10.75	$9.36	$10.19

Income from investment operations:
Net investment loss^	(0.01)	(0.13)	(0.13)	(0.17)	(0.11)
Net realized and unrealized gain	(0.32)	1.81	2.45	2.49	0.01

Total from investment operations	(0.33)	1.68	2.32	2.32	(0.10)

Less distributions to shareholders:
Net realized gain	(2.21)	(1.67)	(1.98)	(0.93)	(0.73)

Total distributions	(2.21)	(1.67)	(1.98)	(0.93)	(0.73)

Net asset value, end of year	$8.56	$11.10	$11.09	$10.75	$9.36

Total Return	(3.37% )	14.72%	22.94%	24.30%	0.93% +
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$62,244	$80,711	$66,637	$57,750	$56,422
Ratios to average net assets:
Expenses after waivers and reimbursements	0.84%	1.60%	1.75%	1.79%	1.90%
Expenses before waivers and reimbursements	0.84%	1.60%	1.75%	1.79%	2.13%
Net investment loss after waivers and reimbursements	(0.09% )	(1.05% )	(1.27% )	(1.50% )	(1.35% )
Portfolio turnover rate	133.1%	125.4%	87.1%	98.2%	99.1%

+ Total return would have been lower had various fees not been waived during the year.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

www.bridgeway.com	29

SMALL-CAP GROWTH FUND

BRSGX

Investment Objective: The Small-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines “small stocks” as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2007, each of the stocks in this group had a market capitalization of less than $5.45 billion. The median company size in the Bridgeway small-cap universe was $559.33 million. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more. Since small-cap

30	Prospectus | October 26, 2007

SMALL-CAP GROWTH FUND

BRSGX

stocks as a group have had unusually strong performance from 2000 through 2006, the Adviser feels this risk of Fund underperformance versus the broader market is stronger than usual.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 10.51%.

Best Quarter: Q4 04, 16.46%            Worst Quarter: Q3 04, -9.23%

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SMALL-CAP GROWTH FUND

BRSGX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	Since Inception (10/31/03)
Small-Cap Growth Fund
Return Before Taxes	5.31%	11.88%
Return After Taxes on Distributions[1]	5.31%	11.88%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.45%	10.27%
Russell 2000 Growth Index[2] (reflects no deductions for fees, expenses or taxes)	13.35%	11.20%
Lipper Small-Cap Growth Index[3] (reflects no deductions for fees, expenses or taxes)	10.65%	9.36%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

32	Prospectus | October 26, 2007

SMALL-CAP GROWTH FUND

BRSGX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.61%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.27%
Total Operating Expenses	0.88%
Fee Waiver[4]	0.00%
Net Expenses	0.88%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$90	$281	$488	$1,084

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SMALL-CAP GROWTH FUND

BRSGX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Small Cap Growth Fund***

	For the Year Ended June 30,						For the Period October 31, 2003 to June 30, 2004**
	2007		2006		2005
Per Share Data
Net asset value, beginning of period	$14.75		$12.08		$10.84		$10.00

Income (loss) from investment operations:
Net investment loss^	(0.04)		(0.03)		(0.07)		(0.05)
Net realized and unrealized gain	1.30		2.70		1.31		0.89

Total from investment operations	1.26		2.67		1.24		0.84

Net asset value, end of period	$16.01		$14.75		$12.08		$10.84

Total Return	8.54%		22.10%		11.44%	+	8.40%	+#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$172,395		$275,278		$55,704		$37,968
Ratios to average net assets:
Expenses after waivers and reimbursements	0.92%		0.81%		0.94%		0.94%	*
Expenses before waivers and reimbursements	0.92%		0.81%		1.08%		1.25%	*
Net investment loss after waivers and reimbursements	(0.31%	)	(0.19%	)	(0.68%	)	(0.74%	)*
Portfolio turnover rate	37.4%		41.2%		51.3%		16.6%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

# Total return for periods of less than one year are not annualized.

34	Prospectus | October 26, 2007

SMALL-CAP VALUE FUND

BRSVX

Investment Objective: The Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “small stocks” as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2007, each of the stocks in this group had a market capitalization of less than $5.45 billion. The median company size in the Bridgeway small-cap universe was $559.33 million. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in stocks from among those in the small-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a

www.bridgeway.com	35

SMALL-CAP VALUE FUND

BRSVX

period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more. Since small-cap stocks as a group have had unusually strong performance over the last six to seven years, the Adviser feels this risk of Fund underperformance versus the broader market is stronger than usual.

Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period. This might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 10.95%.

Best Quarter: Q4 04, 16.20%            Worst Quarter: Q3 06, -5.18%

36	Prospectus | October 26, 2007

SMALL-CAP VALUE FUND

BRSVX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	Since Inception (10/31/03)
Small-Cap Value Fund
Return Before Taxes	12.77%	16.36%
Return After Taxes on Distributions[1]	12.77%	16.36%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.3%	14.22%
Russell 2000 Value Index[2] (reflects no deductions for fees, expenses or taxes)	23.48%	18.25%
Lipper Small-Cap Value Index[3] (reflects no deductions for fees, expenses or taxes)	17.13%	16.97%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

www.bridgeway.com	37

SMALL-CAP VALUE FUND

BRSVX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (as a percentage of average net assets)
Management Fees (see page 63 for more details)	0.59%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.25%
Total Operating Expenses	0.84%
Fee Waiver[4]	0.00%
Net Expenses	0.84%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$86	$268	$466	$1,037

38	Prospectus | October 26, 2007

SMALL-CAP VALUE FUND

BRSVX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Small Cap Value Fund***

	For the Year Ended June 30,						For the Period October 31, 2003 to
	2007		2006		2005		June 30, 2004**
Per Share Data
Net asset value, beginning of period	$16.02		$12.78		$10.46		$10.00

Income from investment operations:
Net investment loss^	(0.03)		—		(0.02)		(0.03)
Net realized and unrealized gain	2.75		3.24		2.34		0.49

Total from investment operations	2.72		3.24		2.32		0.46

Net asset value, end of period	$18.74		$16.02		$12.78		$10.46

Total Return	16.98%		25.35%		22.18%	+	4.60%	+#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$280,177		$360,120		$68,545		$28,193
Ratios to average net assets:
Expenses after waivers and reimbursements	0.88%		0.77%		0.94%		0.94%	*
Expenses before waivers and reimbursements	0.88%		0.77%		1.07%		1.49%	*
Net investment loss after waivers and reimbursements	(0.19%	)	(0.03%	)	(0.32%	)	(0.42%	)*
Portfolio turnover rate	58.1%		48.6%		57.0%		20.5%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

# Total returns for periods less than one year are not annualized.

www.bridgeway.com	39

LARGE-CAP GROWTH FUND

BRLGX

Investment Objective: The Large-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2007, each of the stocks in this group had a market capitalization greater than $5.45 billion. The median company size in the Bridgeway large-cap universe was $14.26 billion. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the large-cap growth category for the Fund according to proprietary quantitative models. At least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

40	Prospectus | October 26, 2007

LARGE-CAP GROWTH FUND

BRLGX

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 18.05%.

Best Quarter: Q4 04, 9.85%            Worst Quarter: Q3 04, -5.46%

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LARGE-CAP GROWTH FUND

BRLGX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	Since Inception (10/31/03)
Large-Cap Growth Fund
Return Before Taxes	4.99%	7.76%
Return After Taxes on Distributions[1]	4.86%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.24%	6.65%
Russell 1000 Growth Index[2] (reflects no deductions for fees, expenses or taxes)	9.07%	8.00%
Lipper Large-Cap Growth Index[3] (reflects no deductions for fees, expenses or taxes)	4.72%	7.47%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

42	Prospectus | October 26, 2007

LARGE-CAP GROWTH FUND

BRLGX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.50%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.23%
Total Operating Expenses	0.73%
Fee Waiver[4]	0.00%
Net Expenses	0.73%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$75	$233	$406	$906

www.bridgeway.com	43

LARGE-CAP GROWTH FUND

BRLGX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Large Cap Growth Fund***

	For the Year Ended June 30,				For the Period October 31, 2003 to
	2007	2006	2005		June 30, 2004**
Per Share Data
Net asset value, beginning of period	$12.11	$11.00	$10.63		$10.00

Income from investment operations:
Net investment income (loss)^	0.03	0.04	—		(0.01)
Net realized and unrealized gain	2.02	1.07	0.37		0.64

Total from investment operations	2.05	1.11	0.37		0.63

Less distributions to shareholders:
Net investment income	(0.04)	—	—		—

Total Distributions:	(0.04)	—	—		—

Net asset value, end of period	$14.12	$12.11	$11.00		$10.63

Total Return	16.98%	10.09%	3.48%	+	6.30%	+#
Ratios & Supplemental Data
Net assets end of period (‘000’s)	$138,138	$103,861	$42,988		$39,532
Ratios to average net assets:
Expenses after waivers and reimbursements	0.78%	0.82%	0.84%		0.84%	*
Expenses before waivers and reimbursements	0.78%	0.82%	1.03%		1.13%	*
Net investment loss after waivers and reimbursements	0.25%	0.31%	(0.04%	)	(0.09%	)*
Portfolio turnover rate	39.0%	26.1%	20.2%		6.7%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

# Total returns for periods less than one year are not annualized.

44	Prospectus | October 26, 2007

LARGE-CAP VALUE FUND

BRLVX

Investment Objective: The Large-Cap Value Fund (“Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation and some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2007, each of the stocks in this group had a market capitalization greater than $5.45 billion. The median company size in the Bridgeway large-cap universe was $14.26 billion. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. At least 80% of Fund net assets (plus borrowings for investment purposes) are invested in stocks from among those in the large-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

www.bridgeway.com	45

LARGE-CAP VALUE FUND

BRLVX

Principal Risk Factors: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.

While large-cap value stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund’s value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 7.23%.

Best Quarter: Q4 04, 11.11%            Worst Quarter: Q2 04, -1.77%

46	Prospectus | October 26, 2007

LARGE-CAP VALUE FUND

BRLVX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	Since Inception (10/31/03)
Large-Cap Value Fund
Return Before Taxes	18.52%	16.82%
Return After Taxes on Distributions[1]	18.13%	16.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	12.04%	14.40%
Russell 1000 Value Index[2] (reflects no deductions for fees, expenses or taxes)	22.25%	16.92%
Lipper Large-Cap Value Index[3] (reflects no deductions for fees, expenses or taxes)	18.28%	13.95%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

3 The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

www.bridgeway.com	47

LARGE-CAP VALUE FUND

BRLVX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.50%
Distribution (12b-1) [and/or Service] Fees[2]	0.00%
Other Expenses[3]	0.24%
Total Operating Expenses	0.74%
Fee Waiver[4]	0.00%
Net Expenses	0.74%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$76	$237	$411	$918

48	Prospectus | October 26, 2007

LARGE-CAP VALUE FUND

BRLVX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Large Cap Value Fund***

	For the Year Ended June 30,			For the Period October 31, 2003 to June 30, 2004**
	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$14.41	$12.70	$11.11	$10.00

Income from investment operations:
Net investment income^	0.17	0.17	0.14	0.03
Net realized and unrealized gain	2.64	1.69	1.55	1.08

Total from investment operations	2.81	1.86	1.69	1.11

Less distributions to shareholders:
Net investment income	(0.15)	(0.15)	(0.10)	—

Total distributions	(0.15)	(0.15)	(0.10)	—

Net asset value, end of period	$17.07	$14.41	$12.70	$11.11

Total Return	19.57%	14.69% +	15.22% +	11.10%	+#
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$86,095	$87,718	$27,476	$20,598
Ratios to average net assets:
Expenses after waivers and reimbursements	0.79%	0.84%	0.84%	0.84%	*
Expenses before waivers and reimbursements	0.79%	0.86%	1.10%	1.52%	*
Net investment income after waivers and reimbursements	1.08%	1.18%	1.24%	0.86%	*
Portfolio turnover rate	34.1%	23.1%	30.0%	11.3%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares, which is currently the only class of shares outstanding.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

# Total returns for periods less than one year are not annualized.

www.bridgeway.com	49

BLUE CHIP 35 INDEX FUND

BRLIX

Investment Objective: The Blue Chip 35 Index Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation, but also some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the “Index”), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines “ultra-large stocks” as the largest 150 U.S. companies as defined by market capitalization, more commonly known as “blue chip.” The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in blue chip company stocks included within the Index. As of September 30, 2007, more than 99% of the Fund’s net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to approximately match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index over the long term by an amount similar to the Fund expenses and transaction costs. The Adviser intends to minimize this difference or “tracking error” by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Fund turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Fund, and potentially imposing a redemption fee in a market downturn. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends. The Fund may purchase stock market index futures in order to hedge cash.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Index Composition: The long-term objective of this roughly equally weighted Index is to hold 35 “blue-chip” companies, excluding any tobacco companies and ensuring reasonable industry diversification. At times, however, the Index may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. In order to achieve the balance of a “roughly equally weighted” index, additional weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other “market-cap weighted” indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more “contrarian” or “value-oriented” index structure. Other “market-cap weighted” indexes have characteristics more similar to a “momentum” structure, that is, the more an individual company in the index goes up in price, the higher the weighting assigned to that stock in the index.

50	Prospectus | October 26, 2007

BLUE CHIP 35 INDEX FUND

BRLIX

TRANSLATION

What Are the “Active” Blue Chip Companies in the Index as of September 30, 2007?

3M Co

American International Group Inc

Applied Materials Inc

AT&T Inc

Bank of America Corp

Berkshire Hathaway Inc

Chevron Corp

Cisco Systems Inc

Citigroup Inc

Coca-Cola Co/The

ConocoPhillips

Dell Inc

Eli Lilly & Co

Exxon Mobil Corp

Genentech Inc

General Electric Co

Google Inc

Home Depot Inc

Intel Corp

International Business Machines Corp

Johnson & Johnson

JPMorgan Chase & Co

Merck & Co Inc

Microsoft Corp

Oracle Corp

PepsiCo Inc

Pfizer Inc

Procter & Gamble Co

Texas Instruments Inc

Time Warner Inc

United Parcel Service Inc

United Technologies Corp

Verizon Communications Inc

Wachovia Corp

Wal-Mart Stores Inc

Wells Fargo & Co

At the time of Index rebalancing in July 2006, the Index included many of the largest U.S. companies, excluding tobacco companies. These companies are huge, “blue-chip,” well-known names. As of September 30, 2007, Index companies ranged from $29 billion to $520 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is constructed with taxable accounts in mind. The Index’s company composition is rebalanced approximately every two or three years rather than annually. This strategy keeps Index turnover lower than a majority of other indexes. The Index is compiled by the Adviser and reviewed by an independent third party.

Principal Risk Factors: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

www.bridgeway.com	51

BLUE CHIP 35 INDEX FUND

BRLIX

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 10.17%.

Best Quarter: Q4 98, +25.33%            Worst Quarter: Q3 02, -15.35%

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Years	Since Inception (7/31/97)
Blue Chip 35 Index Fund
Return Before Taxes	15.42%	5.04%	6.37%
Return After Taxes on Distributions[1]	14.87%	4.53%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.02%	4.02%	5.31%
S&P 500 Index[2] (reflects no deductions for fees, expenses or taxes)	15.79%	6.19%	5.95%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index.

52	Prospectus | October 26, 2007

BLUE CHIP 35 INDEX FUND

BRLIX

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Blue Chip 35 Index Fund Fee Table1

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[2]	0.00% - 1.00%
Exchange Fees	None

Annual Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.08%
Distribution (12b-1) [and / or service] Fees[3]	0.00%
Other Expenses[4]	0.22%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver[5]	(0.15%	)
Net Expenses	0.15%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 There were no redemption fees charged in the most recent fiscal year; however, a 1% redemption fee may be charged for redemptions as determined by the Board in a down market. (See page 55 for details).

3 The Adviser pays all distribution (12b-1) fees.

4 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

5 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Blue Chip 35 Index Fund Expense Example1

	1 Year	3 Years	5 Years	10 Years
Expenses	$15	$48	$85	$192

1 This fee is based on last year’s expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption fee, the expenses would be $120, $164, $211, and $352.

www.bridgeway.com	53

BLUE CHIP 35 INDEX FUND

BRLIX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Blue-Chip 35 Index Fund

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$7.21	$6.86	$7.02	$6.14	$5.93

Income from investment operations:
Net investment income^	0.16	0.14	0.14	0.10	0.09
Net realized and unrealized gain (loss)	1.26	0.32	(0.18)	0.83	0.21

Total from investment operations	1.42	0.46	(0.04)	0. 93	0.30

Less distributions to shareholders:
Net investment income	(0.11)	(0.11)	(0.12)	(0.05)	(0.09)

Total distributions	(0.11)	(0.11)	(0.12)	(0.05)	(0.09)

Net asset value, end of year	$8.52	$7.21	$6.86	$7.02	$6.14

Total Return+	19.81%	6.64%	(0.59% )	15.20%	5.13%
Ratios & Supplemental Data
Net assets end of year (‘000’s)	$99,082	$42,471	$34,612	$35,960	$7,763
Ratios to average net assets:
Expenses after waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and reimbursements	0.35%	0.47%	0.56%	0.58%	1.07%
Net investment income after waivers and reimbursements	1.98%	1.90%	2.07%	1.64%	1.65%
Portfolio turnover rate	10.5%	41.1%	20.3%	5.3%	24.9%

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

54	Prospectus | October 26, 2007

BLUE CHIP 35 INDEX FUND

BRLIX

Blue Chip 35 Index Fund Redemption Fee: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for remaining shareholders. Consequently, the Bridgeway Funds’ Board of Directors discourages short-term trading and reserves the right to impose a 1% redemption fee any time the S&P 500, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday’s net asset value.

Implementation of the fee will be communicated to shareholders both on Bridgeway Funds’ website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Fund or its agent will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

For shares that are held through a financial intermediary, in an omnibus or other group account, the Fund relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts.

Redemption fees accrue to the Fund itself, not to the Adviser. Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

www.bridgeway.com	55

BALANCED FUND

BRBPX

TRANSLATION

What is “short-term risk”?

As it applies to the investment objective, short-term risk is both “market risk” (or “beta”) and “downside risk.” A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the Fund. “Downside risk” is independent of the timing of stock market moves. A “downside risk” of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index with dividends reinvested serves as a proxy for the stock market.

Investment Objective: The Balanced Fund (the “Fund”) seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of the Fund’s total assets may be invested in common stocks and options. The Adviser may write covered calls and/or secured puts. Both of these strategies are used to accomplish the same objective. At all times, at least 25% of the Fund’s total assets will be invested in equities. The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S.

In most market environments, covered calls and secured puts afford the investor some “cushion” against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

56	Prospectus | October 26, 2007

BALANCED FUND

BRBPX

TRANSLATION

What are “covered calls” and “secured puts”?

Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns or against a longer term call with a lower strike price. This is called a “covered” call. A put is a contract to sell a set number of shares of a stock (called the “underlying stock”) on a certain future date at a specified price. A “secured put” indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund’s total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser’s appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund’s strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U. S. government securities and high quality corporate debt.

To summarize, selling covered call and secured put options reduces the Fund’s volatility and provides some cash flow, which is the Fund’s primary source of return. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

TRANSLATION

How does this Fund compare to most bond funds and other balanced funds?

Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund—bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund’s option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

www.bridgeway.com	57

BALANCED FUND

BRBPX

Principal Risk Factors: The Fund’s stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, thus exposing the Fund to the full market risk of these shares.

Another important risk is that the individual stocks in the Fund may not perform as well as expected.

The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

In addition, U.S. government obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.

The Fund’s use of futures to manage risk or hedge market volatility are subject to certain additional risks. Futures may not always be successful hedges, their prices can be highly volatile and they may not always successfully manage risk. Using futures could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund’s option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

58	Prospectus | October 26, 2007

BALANCED FUND

BRBPX

In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

Who Should Invest: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies as well as a relevant bond index. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Return from 1/1/07 through 9/30/07 was 4.23%.

Best Quarter: Q2 03, +8.30%            Worst Quarter: Q3 02, -5.58%

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BRBPX

Average Annual Total % Returns as of 12/31/06

Fund / Index	1 Year	5 Year	Since Inception (6/30/01)
Balanced Fund
Return Before Taxes	6.65%	6.89%	5.80%
Return After Taxes on Distributions[1]	5.59%	6.36%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.50%	5.67%	4.72%
Bloomberg/EFFAS Bond Index[2] (reflects no deductions for fees, expenses or taxes)	3.67%	2.78%	3.30%
S&P 500 Index[3] (reflects no deductions for fees, expenses or taxes)	15.79%	6.19%	4.51%
Balanced Benchmark[4] (reflects no deductions for fees, expenses or taxes)	8.38%	4.12%	3.80%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

2 The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market. It is not possible to invest directly in an index.

3 The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

4 Balanced Benchmark is a combined index, computed by the Adviser, of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index. It is not possible to invest directly in an index.

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BALANCED FUND

BRBPX

Fees And Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Balanced Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses[1] (expenses deducted from Fund assets)
Management Fees	0.60%
Distribution (12b-1) [and / or service] Fees[2]	0.00%
Other Expenses[3]	0.33%
Total Annual Fund Operating Expenses	0.93%
Fee Waiver[4]	0.00%
Net Expenses	0.93%

1 All figures in this table are expressed as a percentage of average annual net assets for the fiscal year ended June 30, 2007.

2 The Adviser pays all distribution (12b-1) fees.

3 The expense information has been restated to reflect current Fund administration, Fund accountant and Fund transfer agency service fees.

4 The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Balanced Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$95	$296	$515	$1,143

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BRBPX

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2007, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Balanced Fund

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of year	$12.65	$11.92	$11.30	$10.05	$9.87

Income from investment operations:
Net investment income^	0.28	0.22	0.14	0.06	0.10
Net realized and unrealized gain (loss)	0.44	0.73	0.66	1.24	0.15

Total from investment operations	0.72	0.95	0.80	1.30	0.25

Less distributions to shareholders:
Net investment income	(0.27)	(0.11)	(0.08)	(0.05)	(0.06)
Net realized gain	(0.15)	(0.11)	(0.10)	—	(0.01)

Total distributions	(0.42)	(0.22)	(0.18)	(0.05)	(0.07)

Net asset value, end of year	$12.95	$12.65	$11.92	$11.30	$10.05

Total Return	5.87% +	8.01%	7.15% +	12.94% +	2.57% +
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$87,056	$85,340	$42,264	$23,212	$8,344
Ratios to average net assets:
Expenses after waivers and reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Expenses before waivers and reimbursements	0.98%	0.94%	1.19%	1.51%	1.66%
Net investment income after waivers and reimbursements	2.16%	1.81%	1.20%	0.60%	1.06%
Portfolio turnover rate	27.37%	51.3%	125.5%	123.7%	98.2%

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

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MANAGEMENT OF THE FUNDS

The Board of Directors of Bridgeway Funds oversees the Funds’ management, decides on matters of general policy and reviews the activities of the Funds’ Adviser. Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the investment adviser (the “Adviser”) to the Funds pursuant to a Management Agreement approved by the Board of Directors. A discussion regarding the basis for the Board of Directors approving the Management Agreement for each Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2007.

The Adviser is a Texas corporation that was organized in 1993. John Montgomery is Vice President of Bridgeway Funds and President of Bridgeway Capital Management, Inc. Michael Mulcahy is President of Bridgeway Funds and a Director and officer of the Adviser. Richard P. Cancelmo, Jr. (“Dick”) is Vice President of Bridgeway Funds and an officer of the Adviser. The Adviser has managed the affairs of Bridgeway Funds since inception of the first Fund offerings. The Adviser’s investment management team (see page 65) selects the securities of all eleven Funds through proprietary models developed by the Adviser.

The Adviser is responsible for the investment and reinvestment of Bridgeway Funds’ assets and provides personnel and certain administrative services for operation of the Funds’ daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2007, the Adviser received the following investment advisory fee rates, after taking into account any applicable advisory fee waivers:

Management Fee for the fiscal year ended June 30, 20071

Portfolio	Total Management Fee	Performance-based Management Fee Range[2]
Aggressive Investors 1 Fund	1.51%	0.20 to 1.60%
Aggressive Investors 2 Fund	0.98%	0.60 to 1.20%
Ultra-Small Company Fund	0.90%	NA
Ultra-Small Company Market Fund	0.50%	NA
Micro-Cap Limited Fund	0.56%	0.20 to 1.60%
Small-Cap Growth Fund	0.61%	0.55 to 0.65%
Small-Cap Value Fund	0.59%	0.55 to 0.65%
Large-Cap Growth Fund	0.50%	0.45 to 0.55%
Large-Cap Value Fund	0.50%	0.45 to 0.55%
Blue Chip 35 Index Fund	0.08%	NA
Balanced Fund	0.60%	NA

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MANAGEMENT OF THE FUNDS

TRANSLATION

Who Manages the Bridgeway Funds?

Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds are actively managed. The other two Funds are more passively managed, and seek to track two distinct indexes.

1 All fees in this table are expressed as a percentage of net assets.

2 Performance-based fee adjustments are calculated based on the Fund’s average daily net assets over the most recent five-year period ending on the last day of the quarter (or since inception if the Fund is not yet five years old). If stated in terms of current year net assets (as in the financial highlights table) the effective performance fee rate can be less than or higher than this fee range.

Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have management fees that are comprised of a base fee, which is applied to average annual net assets, and a performance fee adjustment, which depends on performance relative to a market index over the last 5 years (or since inception if the Fund is not yet five years old), and is applied to average net assets over this performance period.

As a result, management fees expressed as a percent of net assets in the Fund fee tables and the table above are a function of both current and historic average net assets. Therefore, any projections of management fees cannot be done with certainty since the impact of performance, redemptions and purchases on future assets is not known.

TRANSLATION

How Are the Actively Managed Funds Managed?

The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor’s understanding:

The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors within a single model results in a stock being included as a model “buy.”

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser never times the market or incorporates macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Funds’ favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

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MANAGEMENT OF THE FUNDS

The ranges above assume current assets equal average assets over the performance period. The Adviser seeks to protect shareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on these Funds.

The fee for Ultra-Small Company Fund and the base fee for Micro-Cap Limited Fund are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million it decreases to 0.850%. Please see the Statement of Additional Information for more detail on the management fee calculations.

Who is the Investment Management Team?

Investment decisions for each Fund are based on multiple quantitative models run by the Investment Management Team. These models can apply to multiple funds, and each fund relies on multiple models. Therefore, the Investment Management Team is organized across two dimensions – models and funds. First, each team member is trained on a set of quantitative models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more funds for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of four team members could manage a given model or Fund. Roles and responsibilities rotate across models and portfolios to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

All Funds except Balanced Fund

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio (except the Balanced Fund which is addressed below):

John Montgomery is the lead portfolio manager for all of the Bridgeway Funds except for Balanced Fund and has held that position since each Fund’s inception. John founded the Adviser in 1993. He holds a BA in Engineering and Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, began working at the Adviser in 1998. Since 1999, her responsibilities have included investment management research and analysis as well as quantitative model maintenance and operation for the Adviser. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

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MANAGEMENT OF THE FUNDS

Michael Whipple, CFA, began working at the Adviser in 2002. Since then, his responsibilities have included investment management research and analysis as well as quantitative model maintenance and operation for the Adviser. He holds a BS in Accountancy and Finance from Miami University in Ohio. A Certified Public Accountant and Certified Internal Auditor, Michael worked in auditing from 1996 to 2000 before attending the University of Chicago from 2000 to 2002, where he earned his MBA.

Rasool Shaik began working for the Adviser in 2006 after earning an MBA with Honors from the University of Chicago Graduate School of Business, which he attended from 2004 to 2006. His responsibilities have included quantitative investment management research and analysis, quantitative model operation and maintenance, and portfolio construction for the Adviser. He holds a BS in Metallurgical Engineering from Indian Institute of Technology (IIT) Bombay, India and an MS in Metallurgical & Materials Engineering from Michigan Technological University, Houghton, Michigan. Prior to business school, from 1997 to 2004, Rasool developed software algorithms to manage complex supply chains. Rasool has completed the level III exam of the CFA program.

Balanced Fund

While the team above provides support for the equity investments in the Balanced Fund, another investment team member, Richard Cancelmo, is primarily responsible for the day-to-day management of the Balanced Fund.

Richard P. Cancelmo, Jr. (“Dick”) has been the portfolio manager of Balanced Fund since its inception in 2001. Dick has been employed by the Adviser in research and trading since February 2000. He was employed by Cancelmo Capital Management, Inc., the investment adviser to West University Fund, prior to joining the Adviser.

Additional Information About Portfolio Managers

The Bridgeway Funds’ Statement of Additional Information provides information about the compensation of each portfolio manager and investment team member identified, other accounts managed by them and their ownership of Fund shares.

Who is Bridgeway Capital Management?

Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. The Adviser has an unusual corporate culture with a high-energy, positive, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

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MANAGEMENT OF THE FUNDS

Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither Bridgeway Funds nor the Adviser:

•	takes part in directed brokerage arrangements,
•	participates in any soft dollar arrangements, or
•	has a brokerage relationship with any affiliated organization.

Selective Disclosure of Portfolio Holdings

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Code of Ethics

Pursuant to Rule 17j-1 of the Investment Company Act of 1940, Bridgeway Funds and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members.

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SHAREHOLDER INFORMATION

TRANSLATION

What’s the Big Deal About the Code of Ethics?

The Adviser takes ethical issues very seriously. We seek to minimize conflicts of interest (when possible) and may, in some cases, completely avoid them. We are willing to walk away from certain revenue generating activities to reduce conflicts of interest between Bridgeway Funds and the Adviser. We take steps to more closely align the interests of the Adviser with those of the shareholders (i.e., performance-based fees).

Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics may be obtained from our web address www.bridgeway.com/Miethics.asp. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Funds.

Net Asset Value (NAV)

The net asset value per share of each Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund’s securities is determined by the market value of these securities. Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: 1) Bid prices for long positions, ask prices for short positions on home exchanges, and 2) Bid prices for long positions, ask prices for short positions on other exchanges.

In determining the NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. If there is a trading halt on a

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security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for the absence of a closing price. The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1.5% of a Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in one Fund, the Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any member or backup member of the committee may price the security. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Funds charge no sales loads, the price you pay for shares is the Fund’s NAV. The Funds are open for business every day the New York Stock Exchange (“NYSE”) is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The NAV is calculated for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and

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SHAREHOLDER INFORMATION

account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Funds has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Funds.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds reserve the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer. The Funds generally define short-term trading as purchase and redemption activity, including exchanges, that exceed two “round trips” per calendar year. The Funds may also take trading activity that occurs over longer periods into account if a Fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Funds, including:

•	potential dilution in the value of Fund shares,
•	interference with the efficient management of a Fund’s portfolio, and
•	increased brokerage and other transaction costs.

Certain Funds such as Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds, may invest in equities that have low liquidity and therefore may be more susceptible to these risks. In addition, Funds such as Blue Chip 35 and Ultra-Small Company Market Funds are designed to track certain indices or markets and also may be exposed to greater risk due to short-term and excessive trading.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) monitoring trade activity; and (ii) assessing a redemption fee for short-term trading for certain Funds as described earlier in this prospectus.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Funds by an investor is detected, the Adviser may prohibit that investor from future purchases in the Funds or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their

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SHAREHOLDER INFORMATION

application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Funds’ policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds (or an agent of the Funds) enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Funds (or an agent of the Funds) monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds’ policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds’ policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds’ policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds’ policy and may be rejected in whole or in part by the Funds. However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

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SHAREHOLDER INFORMATION

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this Prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information. The minimum initial investment in any Fund is $2,000. However, some retirement plans may have lower minimum initial investments.

Directly From the Funds

Buying Shares. You can purchase shares directly from a Fund by either completing an application on line at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website, or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check.)

Checks. Checks must be made payable to “Bridgeway Funds.”

Automated Clearing House (“ACH”). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

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Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

From Fund Marketplaces

Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. A list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under “How to Buy Shares.” Many Bridgeway Funds’ investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).

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SHAREHOLDER INFORMATION

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.
Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account
By check • Obtain an application by mail, fax or from our website. • Complete the application and any other required documentation. • Mail your application and any other documents and your check.	By check • Complete an investment slip from a confirmation statement or write us a letter. • Write your account number and Fund on your check • Mail the slip or letter and your check.

By wire

•    Obtain an application by mail, fax or from our website.

•    Complete the application and any other required documentation.

•    Call us to fax the completed application and documentation. We will open the account and assign an account number.

•    Instruct your bank to wire your money to us.

•    Mail us your original application and any other documentation.

By wire • Call us to notify us of your incoming wire. • Instruct your bank to wire your money to us.

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Investment Procedures (continued)

How to Open an Account	How to Add to Your Account

By automatic monthly ACH payment

•    Obtain an application by mail, fax or from our website.

•    Complete the application and any other required documentation.

•    Call us to fax the completed application and documentation. We will open the account and assign an account number.

•    Mail us your original application and any other documentation.

•    We will electronically debit your purchase each month from your selected financial institution account.

By automatic monthly ACH payment • Your automatic monthly investments will continue until you call to request that they stop.

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the transfer agent, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Funds reserve the right to refuse purchase orders for any reason. For example, the Funds may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Funds effectively.

REDEEMING SHARES

Selling Shares. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

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SHAREHOLDER INFORMATION

How to Sell Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s)
•	Your account number
•	The Fund name
•	The dollar amount or number of shares you want to sell
•	How to send your proceeds (by check or wire)
•	Obtain a signature guarantee (See “Signature Guarantee Requirements”)
•	Obtain other documentation (See “Signature Guarantee Requirements”)
•	Mail your request and documentation

By Wire:

•	Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
•	Call us with your request (unless you declined telephone privileges on your account application) (See “By Telephone”) or
•	Mail us your request (See “By Mail”)

By Telephone:

•	Call us with your request (unless you declined telephone privileges on your account application)

Provide the following information:

•	Exact name(s) in which the account is registered
•	Your account number
•	Additional form of identification

Your proceeds will be:

•	Mailed to you or
•	Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Wire Redemptions. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

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Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.
•	The Funds and the transfer agent reserve the right to require a signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts with Bridgeway Funds that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway’s smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt a Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

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SHAREHOLDER INFORMATION

EXCHANGING SHARES

Exchange Privileges

You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no specified limit on exchanges, but the Funds reserve the right to limit exchanges. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange Shares from Your Account

By Mail:

Prepare a written request including:

•	Your name(s) and signature(s)
•	Your account number
•	The Fund names you are exchanging
•	The dollar amount or number of shares you want to sell (and exchange)
•	Mail your request and documentation

By Telephone:

•	Call us with your request (unless you declined telephone authorization privileges on your account application)

Provide the following information:

•	Your account number
•	Exact name(s) in which the account is registered
•	Additional form of identification

MISCELLANEOUS INFORMATION

Retirement Accounts. The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

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Tax-Sheltered Retirement Plans. Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Householding. To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December. The Funds may occasionally be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.” For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

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SHAREHOLDER INFORMATION

How Distributions Are Taxed. The tax information in this prospectus is provided as general information. You should contact your tax advisor about the federal and state tax consequences of an investment in any of the Funds.

In general, if you are a taxable investor in a taxable account, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a redemption. Tax-advantaged retirement accounts will not be affected.

Taxes Withheld. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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Tax Efficiency

The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through December 31, 2006. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 35% for income, 35% for short-term capital gains, and 15% for long-term capital gains (securities held for more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of the calendar year, December 31, 2006.

Bridgeway Funds Tax Efficiency

Fund	% Tax Efficiency for Shares Held	% Tax Efficiency for Shares Sold
Aggressive Investors 1 Fund	92.84%	88.24%
Aggressive Investors 2 Fund	97.79%	87.51%
Ultra-Small Company Fund	88.62%	86.51%
Ultra-Small Company Market Fund	98.91%	90.54%
Micro-Cap Limited Fund	86.69%	84.90%
Small-Cap Growth Fund	100.00%	86.45%
Small-Cap Value Fund	100.00%	86.92%
Large-Cap Growth Fund	99.48%	85.70%
Large-Cap Value Fund	97.86%	85.61%
Blue Chip 35 Index Fund	93.25%	83.36%
Balanced Fund	91.03%	81.38%

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SHAREHOLDER INFORMATION

The active management style of Ultra-Small Company Fund, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Balanced Fund may make these Funds less tax-efficient than Blue Chip 35 Index Fund and Ultra-Small Company Market Fund. Blue Chip 35 Index Fund and Ultra-Small Company Market Fund have been extremely tax efficient. Bridgeway’s “Four Corners” Funds (Small-Cap Growth, Small Cap Value, Large Cap Growth and Large Cap Value) have been on the relatively tax efficient end of the spectrum.

The Blue Chip 35 Index Fund has not distributed capital gains in the ten years since inception; we expect none in the eleventh year. However, Blue Chip 35 Index Fund does distribute taxable dividend income.

Closed Fund Status Definitions

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Closed to New Investors and Current Shareholders” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established a Closed Funds Exceptions Committee, which reports at least annually to the Funds’ Board, to review exceptions and to maintain this policy. A majority of this committee must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style (such as “aggressive investors 1”) would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.
•

Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these

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plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.
•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
•

Financial advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
•

Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

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PRIVACY POLICY

As the investment adviser for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business. On behalf of the Funds and the Adviser, (collectively, “Bridgeway”), we make the following assurance of your privacy.

Bridgeway’s Commitment to You. We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain. Bridgeway has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy. As a Fund shareholder, you compensate the Adviser through a management and administrative fee; this is how we earn our money for managing yours. Our policy of not selling your data is an extension of this practice.

How We Do Use Your Personal and Financial Data. We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You. You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

•	Name, address and phone numbers
•	Social security or taxpayer identification number
•	Birth date and beneficiary information (for IRA applications)
•	Basic trust document information (for trusts only)
•	Account balance
•	Investment activity

How We Protect Your Personal Information. As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

•

To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

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•

In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•

Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information. We restrict access to your information to those Bridgeway staff members who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Fund Marketplaces or Other Brokerage Firms. Most Bridgeway shareholders purchase their shares through fund marketplaces. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Fund customer service representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed. As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You can access our privacy policy from our website.

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NOTES

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NOTES

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NOTES

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For More Information

Bridgeway Funds’ Statement of Additional Information, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is “the fine print,” and is incorporated here by reference and is legally part of the prospectus.

Shareholder Reports, such as the Funds’ annual and semi-annual reports, provide a closer look at the market conditions and investment strategies that have significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively-managed funds), a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. While these letters are usually a bit long (and sometimes lively), the first few sentences tell you how the Fund performed in the most recent period and the Portfolio Manager’s assessment of it. You won’t get a lot of mumbo jumbo about the economy, claims of brilliance when it’s going well, or whitewashing performance when it’s not going well.

Other documents, for example the Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions:

•	Consult our website: www.bridgeway.com
•	E-mail us at: funds@bridgeway.com
•	Write to us: Bridgeway Funds, Inc.

c/o Citigroup Fund Services, LLC

P.O. Box 182218

Columbus, Ohio 43218-2218

Call us at: 800-661-3550, or in Houston at 713-661-3500.

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Bridgeway Funds’ Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC. c/o Citigroup Fund Services, LLC P.O. Box 182218 Columbus, Ohio 43218-2218 713-661-3500 800-661-3550	INDEPENDENT ACCOUNTANTS Briggs, Bunting & Dougherty, LLP Two Penn Center, Suite 820 Philadelphia, PA 19102

DISTRIBUTOR Foreside Fund Services, LLC 2 Portland Square Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103

185-PU-10/07